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                                                                   EXHIBIT 23(C)


                              ACCOUNTANTS' CONSENT



The Board of Directors
Liberty Bancshares, Inc.:


We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.



                                                          /s/ KPMG Peat Marwick
                                                          ---------------------
Nashville, Tennessee
April 20, 1994